Exhibit 99.1

Investor Presentation December 2022

2 What We Do As a world - class resort and sports entertainment company, we do what no other company can through our unique brand partnerships and direct access to exclusive content. By doing this, we create exceptional experiences across multiple platforms that honor the past and inspire the future . With this unwavering purpose, we strive to maximize shareholder value and pursue excellence.

Fantasy Sports eGaming Sports Betting Sponsorships Themed Attractions Hospitality Live Entertainment Sponsorships Original Content High - Profile Partnerships Sponsorships 3

4 UNIQUE POSITIONING AND MULTIMEDIA APPROACH Competitive Advantage Integrated Destination + Media + Gaming Multiple points of monetization within each business vertical New, interactive experiences and content for the world's most loyal fans Ability to create unlimited, unique content Access to unprecedented partnerships Our unique position and multimedia approach makes us the ONLY company of our kind fully poised to capitalize on the Popularity of Football. 4

7 Our Approach 5

7 STRATEGIC LOCATION TAPS INTO FOOTBALL FANDOM Birthplace of Professional Football Dallas Cowboys 1, 367 Washington Commanders 1, 081 Jacksonville Jaguars 1,0 70 Green Bay Packers 1,1 87 Atlanta Falcons 1, 174 Detroit Lions 1, 027 N ew York Giants 1, 208 Baltimore Ravens 1, 141 Arizona Cardinals 1, 091 Philadelphia Eagles 1, 178 New England Patriots 1, 150 Chicago Bears 1,080 Buffalo Bills 1,1 60 San Francisco 49ers 1, 109 Pittsburgh Steelers 1,104 Carolina Panthers 1, 202 Houston Texans 1, 115 Indianapolis Colts 1,081 New Orleans Saints 1,117 Cleveland Browns 1, 160 Las Vegas Raiders 1,136 N ew York Jets 1,1 73 Minnesota Vikings 1, 118 Tampa Bay Buccaneers 1,133 Kansas City Chiefs 1,1 93 Miami Dolphins 1, 111 Cincinnati Bengals 1,056 Denver Broncos 1, 244 Los Angeles Rams 1, 188 Los Angeles Chargers 1,153 Seattle Seahawks 1,141 Tennessee Titans 1,137 20 21 Total Attendance per NFL Team 2 (figures in thousands) Nearly half of NFL franchises are located within an 8 - hour drive 50 million people live within a 300 miles of Hall of Fame Village powered by Johnson Controls 1 . Akron - Canton Airport provides direct flights to 1 6 airports . Teams in gold are located within 8 - hour drive of location 1 Source: StatsAmerica.org 2 Source: ESPN

Destination- Based Entertainment Assets

LOCATED IN OHIO'S ONLY TOURISM DEVELOPMENT DISTRICT AND AN OPPORTUNITY ZONE



Phase I

Completed • $250M Assets already created

1. Pro Football Hall of Fame*
2. Tom Benson Hall of Fame Stadium
3. ForeverLawn Sports Complex

HOF Village Media**

Phase II***

4. Center for Performance
5. Constellation Center for Excellence
6. Fan Engagement Zone (Retail Promenade)
7. Play-action Plaza
8. A Hilton Tapestry Hotel
9. HOF Indoor Waterpark

Phase III

Up to *$300 Million in new assets* across *600 acres* of available land.

May include a potential mix of residential space, additional attractions, entertainment, dining, merchandise and more.

* Owned by Pro Football Hall of Fame

**HOF Village Media is not a physical part of the Hall of Fame Village powered by Johnson Controls but is a Phase I asset of the company.

***DoubleTree by Hilton hotel opened in downtown Canton in November 2020.

8

2022 HALL OF FAME GAME Tom Benson Hall of Fame Stadium 9

Tom Benson Hall of Fame Stadium

HOSTED 125+ EVENTS AND OVER 50 HOURS IF NATIONALLY TELEVISED EVENTS IN 2022

Enshrinement Week powered by Johnson Controls
- Annual Hall of Fame NFL Football Game – Starts the NFL season
- Enshrinement Ceremony, Concert for Legends and Gold Jacket Ceremony

USFL Semi-Final Playoff and Championship Games
- Hosted three football games and practices

Black College Football Hall of Fame Classic
- Annual event since 2019

Women's Football Alliance Division Championships
- Largest, longest running, & most competitive women's tackle football league in the world
- Over 60 teams across the United States
- 5-year partnership starting in 2021

OHSAA Football Championships
- Hosted OHSAA's state football championships across seven divisions

Concerts & Music Festivals & Community Events
- Dave Chappelle, O'Jay's and Gladys Knight in 2022
- Winter Blitz and Hall of Fame Marathon

Stagg Bowl – Division III Football Championship Game
- Hosted in 2021 and returning in 2023

Fatherhood Festival
- Three-day festival on campus



JOURNEY
Winter Blitz
Chappelle
IN YOUR DREAMS TOUR
O'JAYS & GLADYS KNIGHT
Love Train

10

KEY DRIVERS OF CAMPUS ATTENDANCE AND EVENTS ForeverLawn Sports Complex | Center for Performance 0 100 200 300 2017 2018 2019 2020* 2021 2022E # of Attendees (in 000s) Total Sports Complex Attendance *Impacted by COVID - 19 11 ForeverLawn Sports Complex • Seven full - size synthetic turf multi - purpose fields (3 added in Phase II) • One full - size natural grass field with running track • Constructed Grand Plaza, restrooms, and food & beverage vending areas to improve customer experience and further monetize the complex 11 Center for Performance • 135K sq. ft. facility and one of the largest fabric dome structures in U.S. • Multi - use facility for sports, conventions, and large events • Have hosted events ranging from multiple sporting events, college/career fairs, and lunch/dinner events since opening 11

PHASE II DEVELOPMENT DoubleTree Hotel | Constellation Center for Excellence DoubleTree Hotel • Opened November 2020 • 164 guest rooms • 11K sq. ft. of meeting space • Rank #1 in comp set for Occupancy, ADR, and RevPAR November SALT Scores Overall Experience – Top 1% Overall Services – Top 1% Overall Accommodations – Top 1% Hilton Honors Appreciation – Top 1% Cleanliness of Guest Rooms – Top 1% Constellation Center For Excellence • 75K sq. ft. vibrant mixed - use setting • Includes dynamic office space & retail pads • Current tenants include Starbucks, Driven Elite, Constellation Energy, and Hall of Fame Resort & Entertainment Co. 12

PHASE II DEVELOPMENT Fan Engagement Zone | Play Action Plaza Fan Engagement Zone • 82K sq. ft. of unique restaurant & retail offerings • Sports entertainment & themed, experiential offerings • Tenant buildouts have begun; expect current tenants opening in Q1 2023 Play Action Plaza • 3.5 - acre green space adjacent to Fan Engagement Zone • Fun, football - themed area for recreation, events & informal gatherings • Amusement Rides with Red Zone giant wheel and Forward Pass zip line 13

Waterpark| Tapestry Hotel Waterpark • 120K sq. ft. waterpark including 85K sq. ft. of indoor waterpark wet space • Technology - driven, football - themed experiential attraction and only football - themed waterpark in the U.S. • Waterpark will include wave pool, lazy river, water slides, private cabanas, party rooms, and swim - up bar • Construction began December 5, 2022 Tapestry Hotel • Part of Hilton’s Tapestry brand, the hotel will be located on north - end of HOFV campus adjacent to the Waterpark • 180 rooms upscale, football - themed guest rooms • 10K sq. ft. of meeting space • Provides on - campus lodging for on - campus guests • Expected to begin construction in Spring 2023 14

Hall of Fame Village Media

WORLD-CLASS CONTENT COMPANY

The HOFV Media vertical implemented a content-development structure with a focus on producing original content across all formats, while offering viewers unprecedented access to some of the greatest athletes, intellectual property and events.

Hall of Fame Village Media brings a 360-degree approach to content creation, offering a full suite of services, first-class facilities, and capabilities

HALL OF FAME VILLAGE MEDIA



CONTENT DISTRIBUTION OPPORTUNITIES

Areas of Content Creation

- Series
- Films/Documentaries
- Podcasts
- Branded/Short-Form Content
- Specials/Tentpole Events
- Emerging Media

SOCIAL MEDIA

BROADCAST OVER-THE-TOP

FOX
FOX SPORTS
RedZone from NFL Network
CBS ALL ACCESS

STREAMING

YouTube TV
hulu
Disney+
amazon
HBO max
NETFLIX

16

Media Content Initiatives

CONTENT CREATION ACROSS MULTIPLE CHANNELS

Inspired

A celebration of inspirational NFL figures who have used their platform to help those in need while bringing people and their communities together

Inspired's pilot aired in June across Gray Television's nationally syndicated channels and was #1 broadcast within 25-54 age group in the time period

The Perfect Ten

A 90-minute documentary that profiles the exclusive group of NFL athletes who are both Heisman Trophy winners and Pro Football Hall of Fame inductees

The Perfect Ten will air on FOX Super Bowl LVII programing as a lead into NFL Honors

Gone Fishin'

Features Hall of Fame head coach Jimmy Johnson and a collection of celebrity guests competing in fishing competitions and sharing stories

Football Heaven

Video podcast exploring some of the most fascinating stories and personalities in Pro Football history

Non-fungible Tokens (NFTs)

Announced partnership with Pro Football Hall of Fame and I Got It to develop and sell digital assets and NFTs based on memorabilia inside the Pro Football Hall of Fame.

World Chase Tag

Produced the 2021 World Chase Tag American Championship over Enshrinement Weekend. Number one show on ESPN


HALL of FAME
VILLAGE MEDIA
INSPIRED:
HEROES OF CHANGE


THE PERFECT 10


HALL of FAME
VILLAGE MEDIA


FOOTBALL
HEAVEN







WORLD CHASE TAG

17

LEVERAGING ASSETS AND SYNERGIES ACROSS VERTICALS HOFV - PASS NFTs • Launching a new era of fandom with HOFV - PASS 2023 Digital Collectibles. • By collecting and owning the HOFV - PASS 2023, sports fans can become Web3 pioneers gaining access to exclusive experiences, community, and giveaways. • Two different levels of HOFV - PASS: NAVY & DIAMOND • Entitles the owner to a different level of access at Hall of Fame Village and our partners. • HOFV - PASS holders can expect monthly additions of valuable access and discounts throughout the life of the HOFV - PASS, including discounts on future mints, digital collectible air - drops & more. 18

Betting. Fantasy. Esports.

21 SPORTS BETTING Gold Summit Gaming PHYSICAL PRESENCE AND POTENTIAL TO CONNECT THROUGH HOFV ECOSYSTEM AS A SPORTS AND ENTERTAINMENT COMPANY, WE WILL CREATE A UNIQUE AND ENGAGING EXPERIENCE THAT WILL APPEAL TO ALL SPORTS AND GAMING FANS

MOBILE PARTNER RETAIL PARTNER 22 SPORTS BETTING PARTNERS Gold Summit Gaming SPONSORSHIP SPONSORSHIP TENANT BUILDOUT EQUITY OWNERSHIP BEST - IN CLASS OPERATOR

FIRST NATIONAL FANTASY LEAGUE Hall of Fantasy League Two Free - to - Play Contest Formats • Season Long and Weekly Contests • $100,000 Total Cash Prizes HALL OF FAMER EMMITT SMITH LEAGUE COMMISSIONER OF SEASON II 12 Popular Expert Fantasy Analysts serve as General Managers of the Franchises Interactions with Contestants all Season Premium Subscription Offering Inside the App • Unlock exclusive insights and advanced stats • Access Timely NFL Data Feeds: • Premium Stats • Season projections • Weekly projections • Custom rankings • Depth charts • Insider player news • Injuries 23

ESPORTS Gold Summit Gaming Virtual and location - based Gaming experiences, such as tournaments, LAN events and Virtual Reality. Onsite & Virtual Events – Hosting & Producing Tournament Events 24

Sponsorship 25

FINANCIALS

SIGNIFICANT GROWTH IN FY2022 Financial Growth 27 Note: Figures in Dollars and Millions FY2021 Actual $(22.7M) Adjusted EBITDA $10.8M Revenue FY2022 Guidance Loss in Low to Mid $20M Range Adjusted EBITDA High Teens Revenue REVENUE GROWTH FROM OPENING OF HALL OF FAME VILLAGE INCREASED INVESTMENT IN FY22; INCREASING SCALE FOR FUTURE GROWTH FY2023 Guidance 60% YoY Improvement Adjusted EBITDA 75% YoY Growth Revenue

28 RESTRUCTURED DEBT AND LENGTHENED MATURITIES Debt Profile $1.3 $15.3 $40.3 $29.5 $3.8 $176.9 FY22 FY23 FY24 FY25 FY26 Beyond FY26 $ in millions Loan Maturity By Fiscal Year $43.4 $0.0 $3.0 $27.7 $4.5 $37.2 FY22 FY23 FY24 FY25 FY26 Beyond FY26 $ in millions Loan Maturity By Fiscal Year Q4 2021 Current Profile Total Debt - $115.7M Weighted Average Maturity – 5.7 years Weighted Average Interest – 7.1% Total Debt - $267.1M Weighted Average Maturity – 33.6 years Weighted Average Interest – 7.5% HOFV HAS LENGTHENED WEIGHTED AVERAGE MATURITY; KEPT WEIGHTED AVERAGE INTEREST RELATIVELY UNCHANGED IN RISING INTEREST RATE ENVIRONMENT Note: Current profile reflects amounts outstanding as of 9/30/22 plus TWAIN ground lease and subsequent finance closings; Amo unt s are in millions and may not add due to rounding.

CREATING A MULTI - DIMENSIONAL ENTERTAINMENT & MEDIA COMPANY Present & Future Revenue Streams Destination - Based/Physical Assets Offsite & Non - Physical Assets Synergistic Revenue Enhancement Stadium Waterpark Hotels Play - Action Plaza & Retail Sports Complex Centers for Excellence & Performance Sports Betting & Fantasy Sports Sponsorships & Media 29

APPENDIX

Non - GAAP Reconciliation Adjusted EBITDA reconciliation ($ in millions) 12 Months Ended December 31, 2021 Net income (loss) attributable to HOFRE stockholders $(93.1) (Benefit from) provision for income taxes - Interest expense 3.6 Depreciation expense 12.2 Amortization of discount on note payable 5.2 EBITDA (72.2) Loss on forgiveness of debt (0.4) Business combination costs - Impairment expense 1.7 Change in fair value of warrant liability 48.1 Adjusted EBITDA $(22.7) 31

Forward - Looking Statements Certain statements made herein are “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words and phrases such as “opportunity,” “future,” “will,” “goal,” “enable,” “pipeline,” “transition,” “move forward,” “towards,” “build out,” “coming” and “look forward” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the Company’s control, which could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . Important factors that may affect actual results or outcomes include, among others, the Company’s ability to manage growth ; the Company’s ability to execute its business plan and meet its projections, including obtaining financing to construct planned facilities ; potential litigation involving the Company ; changes in applicable laws or regulations ; general economic and market conditions impacting demand for the Company’s products and services, and in particular economic and market conditions in the resort and entertainment industry ; the effects of the ongoing global coronavirus (COVID - 19 ) pandemic on capital markets, general economic conditions, unemployment and the Company’s liquidity, operations and personnel ; increased inflation ; the inability to maintain the listing of the Company’s shares on Nasdaq ; the potential impacts of a reverse stock split ; and those risks and uncertainties discussed from time to time in our reports and other public filings with the SEC . The Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . 32

Statement Regarding Use of Non - GAAP Financial Measures The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”) and corresponding metrics as non - GAAP financial measures . The presentation includes references to the following non - GAAP financial measures : EBITDA and adjusted EBITDA . These are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance . Management believes that reporting these non - GAAP financial measures is useful to investors as these measures are representative of the company’s performance and provide improved comparability of results . See the table below for the definitions of the non - GAAP financial measures referred to above and corresponding reconciliations of these non - GAAP financial measures to the most comparable GAAP financial measures . Non - GAAP financial measures should be viewed as additions to, and not as alternatives for the Company’s results prepared in accordance with GAAP . In addition, the non - GAAP measures the Company uses may differ from non - GAAP measures used by other companies, and other companies may not define the non - GAAP measures the company uses in the same way . Additional Information The following trademarks and corresponding logos are the trademarks of their respective owners : Pro Football Hall of Fame, Black College Football Hall of Fame, National Football League (“NFL”), The Women’s Football Alliance, NCAA, OHSAA, United States Football League (“USFL”), Fatherhood Institute, Dave Chappelle, Journey, The O’Jays, Gladys Knight, ForeverLawn, DoubleTree, Hilton Worldwide Holdings Inc, Constellation Energy, Starbucks, Driven Elite, Shula’s Steak House, The Pizza Oven, Build - A - Bear Workshop, Bet Rivers, SMOOSH Cookies, The Brew Kettle, Visit Canton, TopGolf Swing Suite, Facebook, Instagram, Twitter, Snapchat, TikTok, NFL Network, FOX Corporation, Fox Sports, CBS All Access, Disney+, HBO Max, Netflix, Hulu, Twitch, Amazon . com, YouTube TV, NFL Films, World Chase Tag, Rush Street Interactive, betr, Super Smash Bros, Madden, EA Sports, Commscope, Cleveland Clinic, Kempthorn Volkswagen, PepsiCo, Inc . , Blue Technologies, Beaver Constructors Inc . , The Brew Kettle, Sugardale, Forest City Erectors Inc . , Republic Services, Inc, GBS, RC Glass, Hilscher - Clarke Electric Company, Coors Light, Minute Men Staffing, American Standard, Hendrickson, Slrrrp Shots, Robertson Kitchen and Bath Gallery, Cooper Lighting Solutions, Status, Cintas, OCP, Crestron, Fiserv, Inc . , Cardinal Group, Maven Cloud NFL Football Teams: New England Patriots, New York Giants, New York Jets, Washington Football Team, Baltimore Ravens, Philade lph ia Eagles, Buffalo Bills, Pittsburgh Steelers, Detroit Lions, Cleveland Browns, Cincinnati Bengals, Indianapolis Colts, Chicago Bears, Green Bay Packers, Minnesot a V ikings, Kansas City Chiefs, Tennessee Titans, Carolina Panthers, Atlanta Falcons, Jacksonville Jaguars, Tampa Bay Buccaneers, Miami Dolphins, New Orleans Saints, H ous ton Texans, and Dallas Cowboys 33

For more information, please contact: Investor Relations (330) 458 - 9176 Investor.Relations@hofreco.com 2626 Fulton Drive NW Canton, OH 44718 www.ir.hofreco.com